Exhibit 99.1

Marin Software Announces Third Quarter 2018 Financial Results

San Francisco, CA (November 13, 2018) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of cross-channel, cross-device, enterprise marketing software for advertisers and agencies, today announced financial results for the third quarter ended September 30, 2018.

“I'm pleased to announce that Marin continues to see robust growth in our Amazon Ads business, with an 82% rise in managed spend quarter-over-quarter," said Chris Lien, Chief Executive Officer of Marin Software. "Strong adoption of the Stories ad format across Facebook and Instagram is also notable, as advertisers push budget towards this new and engaging ad format. Looking at the big picture, it's truly encouraging to see digital advertisers embracing our vision for MarinOne as an independent ad platform that unifies search, social and eCommerce spend."

Third Quarter 2018 Business and Product Release Highlights:

●	Increased Amazon Advertising spend managed by Marin by 82% quarter-over-quarter.

●	Released support for Facebook Stories Ads giving advertisers access to one of Facebook's largest growth opportunities.

●	Achieved certification of Marin's Tracker for use with Google's Accelerated Mobile Page delivery, enabling better end-user experience through faster load times.

●	Upgraded support for Bing Dynamic Search Ads, enabling advertisers to leverage longer ad formats.

●	Supported customers transitioning to Google Parallel Tracking as the October migration deadline approached.

●	Released budget pacing capabilities allowing advertisers to better track and manage multiple Facebook budgets with customizable goals and time periods.

Third Quarter 2018 Financial Updates:

●	Net revenues totaled $13.2 million, a year-over-year decrease of 28% when compared to $18.2 million in the third quarter of 2017.

●

GAAP loss from operations was ($21.7) million, resulting in a GAAP operating margin of (165%), compared to a GAAP loss from operations of ($7.3) million and a GAAP operating margin of (40%) for the third quarter of 2017. The GAAP loss from operations for the third quarter of 2018 included a $14.7 million goodwill impairment charge.

●	Non-GAAP loss from operations was ($4.7) million, resulting in a non-GAAP operating margin of (36%), as compared to a non-GAAP loss from operations of ($5.1) million and a non-GAAP operating margin of (28%) for the third quarter of 2017.

●	Cash, cash equivalents and restricted cash totaled $14.7 million as of September 30, 2018, as compared to $28.8 million as of December 31, 2017.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading "Non-GAAP Financial Measures."

Financial Outlook:

Marin is providing guidance for its fourth quarter of 2018 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ending December 31, 2018
Revenues, net	$11.6	$12.1
Non-GAAP loss from operations	(5.9)	(5.4)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software, intangible assets and deferred costs to obtain and fulfill contracts, impairment of goodwill and long-lived assets, capitalization of internally developed software, deferral of costs to obtain and fulfill contracts and non-recurring costs associated with restructurings.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended September 30, 2018, and its outlook for the future. To access the call, please dial (877) 705-6003 in the United States or (201) 493-6725 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at http://public.viavid.com/index.php?id=131911. Following the completion of the call through 11:59 p.m. Eastern Time on November 20, 2018, a recorded replay will be available for replay on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13684339.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Offering a unified SaaS advertising management platform for search, social, and eCommerce advertising, Marin helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco, with offices worldwide, Marin’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit: http://www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software, intangible assets and deferred costs to obtain and fulfill contracts, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software, deferral of costs to obtain and fulfill contracts and non-recurring costs associated with restructurings. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software, intangible assets and deferred costs to obtain and fulfill contracts, capitalization of internally developed software, deferral of costs to obtain and fulfill contracts, impairment of goodwill and long-lived assets, provision for income taxes, other income or expenses, net and non-recurring costs associated with restructurings. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, expectations about our ability to return to growth, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities and future financial results, including its outlook for the fourth quarter of 2018. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to grow sales to new and existing customers; our ability to expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel; delays in the release of updates to our product platform or new features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; adverse changes in our relationships with and access to publishers and advertising agencies; level of usage and advertising spend managed on our platform; our ability to expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and the ability to acquire and integrate other businesses. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K which we may file from time to time, all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of November 13, 2018. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact:

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2586

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	September 30,	December 31,
(Unaudited; in thousands, except par value)	2018	2017
Assets
Current assets
Cash and cash equivalents	$13,397	$27,544
Restricted cash	1,293	1,293
Accounts receivable, net	8,666	12,237
Prepaid expenses and other current assets	4,937	3,989
Total current assets	28,293	45,063
Property and equipment, net	12,742	15,559
Goodwill	1,968	16,768
Intangible assets, net	2,536	4,475
Other non-current assets	2,399	1,504
Total assets	$47,938	$83,369
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$2,045	$2,826
Accrued expenses and other current liabilities	8,862	10,474
Capital lease obligations	1,392	1,416
Total current liabilities	12,299	14,716
Capital lease obligations, non-current	741	1,687
Other long-term liabilities	4,017	4,183
Total liabilities	17,057	20,586
Stockholders’ equity
Common stock, $0.001 par value	6	6
Additional paid-in capital	294,135	291,163
Accumulated deficit	(262,351)	(227,704)
Accumulated other comprehensive loss	(909)	(682)
Total stockholders’ equity	30,881	62,783
Total liabilities and stockholders’ equity	$47,938	$83,369

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited; in thousands, except per share data)	2018	2017	2018	2017
Revenues, net	$13,153	$18,224	$42,806	$57,299
Cost of revenues	6,459	8,256	20,994	24,787
Gross profit	6,694	9,968	21,812	32,512
Operating expenses
Sales and marketing	5,296	6,630	18,831	20,016
Research and development	5,471	6,672	17,443	20,456
General and administrative	2,921	3,920	10,064	12,042
Impairment of goodwill	14,740	—	14,740	2,797
Total operating expenses	28,428	17,222	61,078	55,311
Loss from operations	(21,734)	(7,254)	(39,266)	(22,799)
Other income (expenses), net	336	(144)	1,008	(445)
Loss before provision for income taxes	(21,398)	(7,398)	(38,258)	(23,244)
Provision for income taxes	(96)	(151)	(624)	(976)
Net loss	$(21,494)	$(7,549)	$(38,882)	$(24,220)
Net loss per common share, basic and diluted	$(3.71)	$(1.34)	$(6.75)	$(4.31)
Weighted-average shares outstanding, basic and diluted	5,787	5,651	5,763	5,625

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Nine Months Ended September 30,
(Unaudited; in thousands)	2018	2017
Operating activities
Net loss	$(38,882)	$(24,220)
Adjustments to reconcile net loss to net cash used in operating activities
Impairment of goodwill	14,740	2,797
Depreciation	2,185	3,748
Amortization of internally developed software	2,871	2,671
Amortization of intangible assets	1,939	2,151
Loss (gain) on disposals of property and equipment	3	(11)
Amortization of deferred costs to obtain and fulfill contracts	1,624	—
Unrealized foreign currency (gains) losses	(12)	795
Non-cash interest expense related to debt agreements	—	15
Stock-based compensation related to equity awards and restricted stock	2,933	3,683
(Recovery from) provision for bad debts	(194)	1,040
Changes in operating assets and liabilities
Accounts receivable	3,773	4,798
Prepaid expenses and other assets	(824)	(1,057)
Accounts payable	(751)	(692)
Accrued expenses and other current liabilities	(181)	27
Net cash used in operating activities	(10,776)	(4,255)
Investing activities
Purchases of property and equipment	(580)	(351)
Proceeds from disposal of property and equipment	3	11
Capitalization of internally developed software	(1,693)	(1,398)
Net cash used in investing activities	(2,270)	(1,738)
Financing activities
Repayments of capital lease obligations	(971)	(788)
Employee taxes paid for withheld shares upon equity award settlement	(137)	(212)
Proceeds from employee stock purchase plan, net	249	215
Net cash used in financing activities	(859)	(785)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	(242)	1,714
Net decrease in cash and cash equivalents and restricted cash	(14,147)	(5,064)
Cash and cash equivalents and restricted cash
Beginning of period	28,837	35,713
End of period	$14,690	$30,649

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2017	2017	2017	2017	2017	2018	2018	2018
Sales and Marketing (GAAP)	$6,676	$6,710	$6,630	$6,920	$26,936	$7,381	$6,154	$5,296
Less Stock-based compensation	(212)	(200)	(197)	(218)	(827)	(240)	(271)	(181)
Less Amortization of intangible assets	(223)	(222)	(216)	(216)	(877)	(213)	(184)	(130)
Less Amortization of deferred costs to obtain contracts	—	—	—	—	—	(432)	(384)	(336)
Less Restructuring related expenses	—	—	—	—	—	(497)	(48)	(113)
Plus Deferral of costs to obtain contracts	—	—	—	—	—	257	335	283
Sales and Marketing (Non-GAAP)	$6,241	$6,288	$6,217	$6,486	$25,232	$6,256	$5,602	$4,819
Research and Development (GAAP)	$7,138	$6,646	$6,672	$6,108	$26,564	$6,155	$5,817	$5,471
Less Stock-based compensation	(996)	(318)	(326)	(356)	(1,996)	(339)	(314)	(339)
Less Amortization of intangible assets	(247)	(244)	(239)	(239)	(969)	(237)	(234)	(234)
Less Restructuring related expenses	—	—	—	—	—	(115)	—	—
Plus Capitalization of internally developed software	543	413	442	670	2,068	693	602	398
Research and Development (Non-GAAP)	$6,438	$6,497	$6,549	$6,183	$25,667	$6,157	$5,871	$5,296
General and Administrative (GAAP)	$4,177	$3,945	$3,920	$4,402	$16,444	$3,377	$3,766	$2,921
Less Stock-based compensation	(323)	(248)	(234)	(254)	(1,059)	(245)	(273)	(195)
Less Amortization of intangible assets	(13)	(10)	(5)	(5)	(33)	(3)	—	—
Less Restructuring related expenses	—	—	—	—	—	(111)	(36)	(11)
General and Administrative (Non-GAAP)	$3,841	$3,687	$3,681	$4,143	$15,352	$3,018	$3,457	$2,715

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2017	2017	2017	2017	2017	2018	2018	2018
Gross Profit (GAAP)	$12,009	$10,535	$9,968	$9,959	$42,471	$7,830	$7,288	$6,694
Plus Stock-based compensation	311	152	166	193	822	204	172	160
Plus Amortization of internally developed software	788	867	1,016	998	3,669	957	986	928
Plus Amortization of intangible assets	247	245	240	239	971	237	233	234
Plus Amortization of deferred costs to fulfill contracts	—	—	—	—	—	173	156	143
Plus Restructuring related expenses	—	—	—	—	—	139	—	37
Less Deferral of costs to fulfill contracts	—	—	—	—	—	(115)	(81)	(76)
Gross Profit (Non-GAAP)	$13,355	$11,799	$11,390	$11,389	$47,933	$9,425	$8,754	$8,120
Operating Loss (GAAP)	$(5,982)	$(9,563)	$(7,254)	$(7,471)	$(30,270)	$(9,083)	$(8,449)	$(21,734)
Plus Impairment of goodwill	—	2,797	—	—	2,797	—	—	14,740
Plus Stock-based compensation	1,842	918	923	1,021	4,704	1,028	1,030	875
Plus Amortization of internally developed software	788	867	1,016	998	3,669	957	986	928
Plus Amortization of intangible assets	730	721	700	699	2,850	690	651	598
Plus Amortization of deferred costs to fulfill contracts	—	—	—	—	—	173	156	143
Plus Amortization of deferred costs to obtain contracts	—	—	—	—	—	432	384	336
Plus Restructuring related expenses	—	—	—	—	—	862	84	161
Less Capitalization of internally developed software	(543)	(413)	(442)	(670)	(2,068)	(693)	(602)	(398)
Less Deferral of costs to fulfill contracts	—	—	—	—	—	(115)	(81)	(76)
Less Deferral of costs to obtain contracts	—	—	—	—	—	(257)	(335)	(283)
Operating Loss (Non-GAAP)	$(3,165)	$(4,673)	$(5,057)	$(5,423)	$(18,318)	$(6,006)	$(6,176)	$(4,710)
Net Loss (GAAP)	$(6,126)	$(10,545)	$(7,549)	$(7,271)	$(31,491)	$(9,112)	$(8,276)	$(21,494)
Plus Impairment of goodwill	—	2,797	—	—	2,797	—	—	14,740
Plus Stock-based compensation	1,842	918	923	1,021	4,704	1,028	1,030	875
Plus Amortization of internally developed software	788	867	1,016	998	3,669	957	986	928
Plus Amortization of intangible assets	730	721	700	699	2,850	690	651	598
Plus Amortization of deferred costs to fulfill contracts	—	—	—	—	—	173	156	143
Plus Amortization of deferred costs to obtain contracts	—	—	—	—	—	432	384	336
Plus Non-cash expenses related to debt agreements	6	7	2	—	15	—	—	—
Plus Restructuring related expenses	—	—	—	—	—	862	84	161
Less Capitalization of internally developed software	(543)	(413)	(442)	(670)	(2,068)	(693)	(602)	(398)
Less Deferral of costs to fulfill contracts	—	—	—	—	—	(115)	(81)	(76)
Less Deferral of costs to obtain contracts	—	—	—	—	—	(257)	(335)	(283)
Net Loss (Non-GAAP)	$(3,303)	$(5,648)	$(5,350)	$(5,223)	$(19,524)	$(6,035)	$(6,003)	$(4,470)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands, except per share data)	2017	2017	2017	2017	2017	2018	2018	2018
Net Loss (Non-GAAP)	$(3,303)	$(5,648)	$(5,350)	$(5,223)	$(19,524)	$(6,035)	$(6,003)	$(4,470)
Weighted-average shares outstanding, basic and diluted	5,583	5,640	5,651	5,677	5,638	5,736	5,767	5,787
Non-GAAP net loss per common share, basic and diluted	$(0.59)	$(1.00)	$(0.95)	$(0.92)	$(3.46)	$(1.05)	$(1.04)	$(0.77)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2017	2017	2017	2017	2017	2018	2018	2018
Net Loss	$(6,126)	$(10,545)	$(7,549)	$(7,271)	$(31,491)	$(9,112)	$(8,276)	$(21,494)
Depreciation	1,336	1,263	1,149	1,010	4,758	798	759	628
Amortization of internally developed software	788	867	1,016	998	3,669	957	986	928
Amortization of intangible assets	730	721	700	699	2,850	690	651	598
Amortization of deferred costs to obtain and fulfill contracts	—	—	—	—	—	605	540	479
Provision for income taxes	406	419	151	31	1,007	324	204	96
Impairment of goodwill	—	2,797	—	—	2,797	—	—	14,740
Stock-based compensation	1,842	918	923	1,021	4,704	1,028	1,030	875
Capitalization of internally developed software	(543)	(413)	(442)	(670)	(2,068)	(693)	(602)	(398)
Deferral of costs to obtain and fulfill contracts	—	—	—	—	—	(372)	(416)	(359)
Restructuring related expenses	—	—	—	—	—	862	84	161
Other (income) expenses, net	(262)	563	144	(231)	214	(295)	(377)	(336)
Adjusted EBITDA	$(1,829)	$(3,410)	$(3,908)	$(4,413)	$(13,560)	$(5,208)	$(5,417)	$(4,082)